Summary Prospectus April 10, 2017
Virtus Select MLP and Energy Fund
A: VLPAX	C: VLPCX	I: VLPIX	T: VTLPX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at virtus.com/products/prospectuses.
You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.
The fund’s prospectus and SAI, both dated April 10, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund has an investment objective of total return with a secondary objective of income.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. You may qualify for sales charge discounts in Class T Shares if you invest at least $250,000 in the fund. More information on these and other discounts is available: (i) from your financial advisor or other financial intermediary; (ii) under “Sales Charges” on page 48 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 88 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I		Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e	2.50%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class T
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	Non	e	0.25%
Other Expenses	4.95%	4.95%	4.95%	4.95	%(b)
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(c)	6.22%	6.97%	5.97%	6.22%
Less: Expense Reimbursement(d)	(4.65)%	(4.65)%	(4.65)%	(4.65)%
Total Annual Fund Operating Expenses After Expense Reimbursement(c)(d)	1.57%	2.32%	1.32%	1.57%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
Estimated for current fiscal year, as annualized.

(c)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(d)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.55% for Class A Shares, 2.30% for Class C Shares, 1.30% for Class I Shares 1.55% for Class T Shares through April 30, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes an investment of  $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$726	$1,923	$3,092	$5,892
Class C	Sold	$335	$1,638	$2,987	$6,133
	Held	$235	$1,638	$2,987	$6,133
Class I	Sold or Held	$134	$1,360	$2,563	$5,468
Class T	Sold or Held	$406	$1,645	$2,854	$5,750
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal period, the fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
Under normal circumstances, the fund invests at least 80% of its assets in securities of master limited partnerships (“MLPs”) and/or other equity securities in energy and energy-related industries. The subadviser intends to focus the fund’s investments primarily in equity securities of MLPs, general partners (“GPs”) of MLPs, and other MLP-related entities, that operate and own, directly or through affiliates, midstream energy infrastructure assets. The companies in which the fund invests engage in the transportation, storage, gathering, processing, treatment, refining, marketing, or distribution of natural gas, natural gas liquids, crude oil, chemicals, electricity and refined products, and/or the generation of electricity from coal, natural gas, nuclear, solar, water, wind, wood and other renewable sources.
GPs of MLPs are entities structured as C-corporations with direct economic incentive distribution rights to an underlying MLP or direct ownership in an affiliated general partner entity; therefore, the subadviser will consider GPs to be MLPs and/or energy-related for the purposes of the fund’s 80% test. MLP-related securities include MLP shares, limited liability companies (“LLCs”) that bear the economic characteristics of MLPs, midstream energy shipping companies structured similarly to MLPs, other companies focused on midstream energy infrastructure including energy-related yieldcos, exchange-traded notes (“ETNs”) that derive their returns from a master limited partnership index, total return swaps derived from single MLPs and structured notes that derive their returns from a basket of MLPs. In determining whether a security is considered by the fund to be energy or energy-related, the subadviser primarily relies upon the issuer’s Global Industry Classification Standard (“GICS”) sector classification; those issuers classified by GICS as being in the energy sector and those issuers classified as being in the utility sector that also own units or have an economic interest in a publicly-traded MLP or yieldco will be considered to be energy or energy-related. Although the fund’s 80% test does not require it, certain securities, such as LLCs that bear the economic characteristics of MLPs, may be considered by the fund to be both MLPs and energy or energy-related for the purposes of the 80% test.
The subadviser will utilize a deep fundamental, bottom-up approach to capture attractive total return potential and distribution growth opportunities across the energy infrastructure spectrum. The fund is not limited by market capitalizations or country exposure, and may invest in emerging markets issuers, although the subadviser expects that a vast majority of the portfolio will be invested in U.S. equities due to the nature of MLP investing.
As part of its total return strategy, the fund will generate both income and capital appreciation. The fund intends to be taxed as a registered investment company (“RIC”), and comply with all RIC-related restrictions including limiting its investments in publicly-traded MLPs to 25%, thereby avoiding taxation as a C-corporation under the Internal Revenue Code. The fund’s allocation to ETNs, swaps and/or structured notes will vary over time, but will not exceed 10% of assets.
The fund is non-diversified under federal securities laws and will concentrate its investments in companies in energy and energy-related industries as defined above.

Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
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Derivatives Risk.  The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase yield.

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Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

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Energy Industry Concentration Risk.  The risk that events negatively affecting the energy-related industries in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.

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Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

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Exchange-Traded Notes (ETNs) Risk.  The risk that the value of an ETN will be more volatile than securities making up the index the ETN is designed to track, or that the costs to the fund of owning shares of the ETN will exceed those the fund would incur by investing in the underlying securities directly.

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Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

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Infrastructure-Related Investment Risk.  The risk that the value of the fund’s shares will decrease as a result of conditions, such as general or local economic conditions and political developments, changes in regulations, environmental problems, casualty losses, and changes in interest rates, negatively affecting the infrastructure companies in which the fund invests.

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Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and price beneficial to the fund.

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Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

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Master Limited Partnership (MLP) Risk.  The risk that the fund’s investments in MLP units will be negatively impacted by tax law changes, changes in interest rates, the failure of the MLP's parent or sponsor to make payments as expected, regulatory developments or other factors affecting the MLP’s underlying assets, which are typically in the natural resources and energy sectors.

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MLP Affiliate Risk.  The risk that the fund’s investments in securities issued by MLP affiliates will be negatively impacted by the MLPs’ results of operations, financial condition, cash flows or distributions.

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MLP Tax-Deferred Distribution Risk.  The risk that the fund’s investments in MLPs will cause the fund to receive, and/or to pay to the fund’s shareholders, distributions that represent a return of capital.

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Non-Diversification Risk.  The risk that the fund will be more susceptible to factors negatively impacting the securities in its portfolio to the extent that the fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

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RIC Compliance Risk.  The risk that the fund will fail to qualify as a “regulated investment company” under the Internal Revenue Code, increasing the fund’s expenses and reducing its investment performance.

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Short-Term Investments Risk.  The risk that the fund’s short-term investments will not provide the liquidity or protection intended or will prevent the fund from experiencing positive movements in the fund’s principal investment strategies.

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Small and Medium Market Capitalization Risk.  The risk that the fund's investments in small and medium market capitalization companies will increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
Performance for Class T Shares is not shown here as Class T Shares were not available prior to the date of this prospectus.
The bar chart shows the fund’s performance for its first full year of operations. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q2/2016:	15.15%	Worst Quarter:	Q1/2016:	2.62%	Year to Date (3/31/17):	2.92%
Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	Since Inception (9/9/15)
Class I
Return Before Taxes	31.49%	4.79%
Return After Taxes on Distributions	31.02%	4.29%
Return After Taxes on Distributions and Sale of Fund Shares	18.20%	3.57%
Class A
Return Before Taxes	23.69%	-0.05%
Class C
Return Before Taxes	30.20%	3.73%
The Alerian MLP Index (reflects no deduction of fees, expenses or taxes)	18.31%	0.85%
The Alerian MLP Index is the leading gauge of energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Alternative Investment Advisers, Inc. (“VAIA”).
The fund’s subadviser is Duff  & Phelps Investment Management Co. (“Duff  & Phelps”), an affiliate of VAIA.
Portfolio Management
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Charles Georgas, CFA,  Managing Director and Portfolio Manager at Duff  & Phelps, is a manager of the fund. Mr. Georgas has served as a Portfolio Manager of the fund since inception in September 2015.

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David D. Grumhaus, Jr,  Senior Managing Director and Senior Portfolio Manager at Duff  & Phelps, is a manager of the fund. Mr. Grumhaus has served as a Portfolio Manager of the fund since inception in September 2015.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A, Class C and Class T Shares:
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$2,500, generally

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$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

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No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A, Class C and Class T Shares:
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$100, generally

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No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074
8572	4-17